UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06495
                                                    ------------------

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
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               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
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               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                            Flaherty & Crumrine Inc.
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                           ---------------

                      Date of fiscal year end: NOVEMBER 30
                                               ------------------

                   Date of reporting period: NOVEMBER 30, 2005
                                             -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME
OPPORTUNITY FUND



To the Shareholders of the Flaherty & Crumrine Preferred Income Opportunity Fund ("PFO"):

     During the fourth fiscal quarter of 2005 which ended on November 30, 2005, the Fund's total return on net asset value was -2.4%(1). While this result is disappointing, the return for all of fiscal 2005 was a much more respectable +6.4%(1). Most importantly, as the table below shows, the Fund has delivered consistently strong returns over the long run.

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                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                       FOR PERIODS ENDED NOVEMBER 30, 2005
                                                                          ONE        FIVE         TEN      LIFE OF
                                                                         YEAR        YEARS       YEARS     FUND(2)
                                                                         --------   --------   --------    --------
      Flaherty & Crumrine Preferred Income
         Opportunity Fund............................................    6.4%        10.8%        8.9%        9.8%
      Lipper Domestic Investment Grade Bond Funds(3) ................    3.7%         7.1%        6.7%        7.0%

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(1) Based on data published by Lipper Inc. in each calendar month during the relevant periods. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.
(2)  Since inception on February 13, 1992.
(3) Includes all U.S. Government bond, mortgage bond and term trust and investment grade bond funds in Lipper's closed-end fund database at each point in time.

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     Negative returns of the magnitude experienced during the past quarter have been rare for PFO. Of the 55 quarters since the inception of the Fund, only six have produced a return below that of this past quarter; in fact, only eleven quarters had a negative return. Of course, past performance is not a guarantee of future results.

     As we began the last fiscal quarter, long term interest rates were hovering near their all-time lows of 4 1/4%; by quarter's end, these same rates were just below 4 3/4%. As a result, the total return (price change plus income) of the 30-year US Treasury bond for the quarter was -4.9%. During the period, the Fund's interest rate hedging strategy performed as designed by making money when long-term interest rates increased. These gains, however, did not entirely offset the decline in value of the Fund's investment portfolio, and as a result, the overall performance was still negative (please see the Question & Answer section which follows for more on the performance of the Fund's hedges).

     As we've discussed often in the past, setting the Fund's monthly dividend amount entails careful analysis based partially on some crystal ball gazing. The Board recently acted on management's recommendation to continue the current monthly dividend amount of $0.0705 per share. In a period when most similar funds have been forced to pare back distributions, this is a very satisfying result. While PFO is not immune to the forces affecting other funds, it has benefited from efforts to boost portfolio income through securities selection; in addition, the Fund's use of tax-benefited preferred stock as leverage has been more cost-effective than the taxable preferreds used by many other closed-end income funds because it offers some investors certain tax advantages.

     There have been some small but important changes in the Fund's investment portfolio during recent months. As can be seen from the Portfolio Overview on page 7, utilities comprise 38% of the portfolio. This figure was 44% as recently as six months ago. The drop reflects the fact that several utilities have redeemed preferred shares and these have not been replaced with new issues.

     The Fund must normally have at least 25% of its assets invested in the utility industry, so we are focusing on the shrinking universe of utility preferreds. Historically, preferred stock has been a standard form of financing for utility companies. In recent years, changes in the regulatory environment, industry consolidation, limited capital expenditure, and the repeal of certain federal laws, have all led to the reduction of the size of the utility preferred universe. While these changes have been generally positive for the Fund's investments, the long-term trend may present challenges in finding enough suitable utility preferreds.

     A number of insurance companies issued new preferred securities to replenish capital after one of the worst hurricane seasons on record. While many of these new issues didn't meet our credit standards, we identified several attractive issues and made meaningful additions to the portfolio. We also added positions in new preferred securities issues of several high quality companies in the financial services industry. Among the recent additions are Goldman Sachs, Merrill Lynch and HSBC, which joined our existing holdings of Lehman Brothers.

     Recently, an innovative twist on an old preferred structure has produced a new type of preferred security. In classic Wall Street tradition, the bankers can't agree on what to call them; for now, we'll use the first coined acronym "ECAPS (SM)," which stands for "Enhanced Capital Advantage Preferred Security." These new issues combine a variety of terms and covenants to create a security that captures some important characteristics of both debt and equity. As a result, the issues are considered "equity-like" by the rating agencies, yet the interest paid on the issue is deductible by the issuer as interest expense for tax purposes (both critical factors in a company's cost of capital). Please see the Q&A section for more on ECAPS (SM) and their impact on the Fund.

     Perhaps because so many income-oriented closed-end funds have cut their distributions, the market prices of most of those funds have fallen relative to their net asset values. On August 31, 2005, the market price of PFO was 6.6% above the NAV, and by December 30th, it was 9.4% below the NAV. However, as of this writing, the market price had increased to 3.3% above the NAV. We've often said that in a perfect world the market price would closely track the NAV, but this is rarely the case. Whatever the cause of this disparity, investors in closed-end funds should always have a long-term investment horizon and stay focused on the NAV performance.

     We  hope   investors   will  take   advantage   of  the   Fund's   website,
WWW.PREFERREDINCOME.COM. It contains a wide range of useful and up-to-date information about the Fund.

     Sincerely,

     /S/DONALD F. CRUMRINE                  /S/ROBERT M. ETTINGER
     Donald F. Crumrine                     Robert M. Ettinger
     Chairman of the Board                  President

     January 20, 2006

                               QUESTIONS & ANSWERS

WHY HAS THE MARKET PRICE OF THE FUND'S SHARES BEEN FALLING?

     Shareholders are understandably concerned about the recent decline in the price of the Fund's shares. While our focus is primarily on managing the Fund, we realize that an investor's actual return is comprised of the monthly dividend payments plus changes in the market price of the Fund. During the fourth fiscal quarter, the Fund's total return on MARKET VALUE was -13.1%. For all of fiscal 2005, the return was -8.4%. Over the life of the Fund, the return was +9.2%.

     We've often said that in a perfect world the market price would closely track the net asset value; however, as seen in the chart below, in the real world the deviations can be large. In our experience, periods of large price drops have displayed similar patterns. Usually some catalyst sets off a bit of selling which in turn leads to a cycle of stop-loss triggers and a "sell now, ask questions later" mood among investors. The triggers this time could potentially be explained by rising short-term interest rates, year-end tax selling, and competition from new closed-end fund offerings.
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           FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND (PFO)
            PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 12/31/05

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Prem/Disc
12/28/90
1/4/91
1/11/91
1/18/91
1/25/91
2/1/91
2/8/91
2/15/91
2/22/91
3/1/91
3/8/91
3/15/91
3/22/91
3/29/91
4/5/91
4/12/91
4/19/91
4/26/91
5/3/91
5/10/91
5/17/91
5/24/91
5/31/91
6/7/91
6/14/91
6/21/91
6/28/91
7/5/91
7/12/91
7/19/91
7/26/91
8/2/91
8/9/91
8/16/91
8/23/91
8/30/91
9/6/91
9/13/91
9/20/91
9/27/91
10/4/91
10/11/91
10/18/91
10/25/91
11/1/91
11/8/91
11/15/91
11/22/91
11/29/91
12/6/91
12/13/91
12/20/91
12/27/91
1/3/92
1/10/92
1/17/92
1/24/92
1/31/92
2/7/92
2/14/92
2/21/92  0.0726
2/28/92  0.0805
3/6/92   0.0874
3/13/92  0.098
3/20/92  0.0819
3/27/92  0.0556
4/3/92   0.0538
4/10/92  0.0705
4/17/92  0.0547
4/24/92  0.059
5/1/92   0.0546
5/8/92   0.0536
5/15/92  0.0306
5/22/92  0.0248
5/29/92  0.0307
6/5/92   0.0181
6/12/92  0.04
6/19/92  0.0357
6/26/92  0.0442
7/3/92   0.0475
7/10/92  0.0626
7/17/92  0.08
7/24/92  0.0592
7/31/92  0.0647
8/7/92   0.0613
8/14/92  0.0628
8/21/92  0.0514
8/28/92  0.0539
9/4/92   0.0409
9/11/92  0.0684
9/18/92  0.0572
9/25/92  0.0539
10/2/92  0.062
10/9/92  0.0675
10/16/92 0.049
10/23/92 0.0188
10/30/92 0.0474
11/6/92  0.018
11/13/92 0.0188
11/20/92 0.0408
11/27/92 0.0844
12/4/92  0.063
12/11/92 0.0515
12/18/92 0.0691
12/25/92 0.0638
1/1/93   0.0621
1/8/93   0.0679
1/15/93  0.0595
1/22/93  0.0434
1/29/93  0.0475
2/5/93   0.0483
2/12/93  0.0284
2/19/93  0.0202
2/26/93  0.031
3/5/93   0.0473
3/12/93  0.0651
3/19/93  0.0303
3/26/93  0.036
4/2/93   0.0514
4/9/93   0.0675
4/16/93  0.057
4/23/93  0.0853
4/30/93  0.0651
5/7/93   0.0513
5/14/93  0.061
5/21/93  0.057
5/28/93  0.0441
6/4/93   0.0497
6/11/93  0.0561
6/18/93  0.0497
6/25/93  0.0417
7/2/93   0.0472
7/9/93   0.0425
7/16/93  0.0362
7/23/93  0.0068
7/30/93  0.0306
8/6/93   0.0212
8/13/93  0.0181
8/20/93  0.0008
8/27/93  0.037
9/3/93   0.0331
9/10/93  0.0401
9/17/93  0.0338
9/24/93  0.0244
10/1/93  0.0214
10/8/93  0.0261
10/15/93 0.0263
10/22/93 0.0246
10/29/93 0.009
11/5/93  0
11/12/93 -0.0107
11/19/93 -0.0282
11/26/93 -0.0179
12/3/93  -0.0076
12/10/93 -0.0334
12/17/93 -0.0338
12/24/93 -0.0431
12/31/93 0.0249
1/7/94   -0.0036
1/14/94  0.0157
1/21/94  -0.023
1/28/94  -0.0377
2/4/94   -0.0323
2/11/94  -0.0361
2/18/94  -0.0863
2/25/94  -0.05
3/4/94   -0.0392
3/11/94  -0.0315
3/18/94  -0.0585
3/25/94  -0.0562
4/1/94   -0.0556
4/8/94   -0.0612
4/15/94  -0.0771
4/22/94  -0.1012
4/29/94  -0.1145
5/6/94   -0.0775
5/13/94  -0.0633
5/20/94  -0.0636
5/27/94  -0.0312
6/3/94   -0.0683
6/10/94  -0.0288
6/17/94  -0.0457
6/24/94  -0.0393
7/1/94   -0.0409
7/8/94   -0.045
7/15/94  -0.049
7/22/94  -0.0294
7/29/94  -0.0327
8/5/94   -0.0221
8/12/94  -0.0303
8/19/94  -0.0269
8/26/94  -0.0348
9/2/94   -0.0204
9/9/94   -0.0318
9/16/94  -0.0409
9/23/94  -0.0628
9/30/94  -0.062
10/7/94  -0.1322
10/14/94 -0.1149
10/21/94 -0.141
10/28/94 -0.104
11/4/94  -0.0786
11/11/94 -0.0976
11/18/94 -0.099
11/25/94 -0.077
12/2/94  -0.0402
12/9/94  -0.0868
12/16/94 -0.0732
12/23/94 -0.0604
12/30/94 -0.0851
1/6/95   -0.001
1/13/95  -0.0141
1/20/95  -0.0303
1/27/95  -0.0619
2/3/95   -0.0119
2/10/95  -0.0314
2/17/95  -0.0702
2/24/95  -0.0376
3/3/95   -0.0297
3/10/95  -0.0585
3/17/95  -0.0523
3/24/95  -0.0534
3/31/95  -0.0393
4/7/95   -0.0341
4/14/95  -0.0393
4/21/95  -0.069
4/28/95  -0.0341
5/5/95   -0.0576
5/12/95  -0.0501
5/19/95  -0.0933
5/26/95  -0.0753
6/2/95   -0.0481
6/9/95   -0.0729
6/16/95  -0.0702
6/23/95  -0.0749
6/30/95  -0.0686
7/7/95   -0.069
7/14/95  -0.0869
7/21/95  -0.1087
7/28/95  -0.0911
8/4/95   -0.0973
8/11/95  -0.1018
8/18/95  -0.1011
8/25/95  -0.078
9/1/95   -0.0706
9/8/95   -0.0833
9/15/95  -0.071
9/22/95  -0.0749
9/29/95  -0.0641
10/6/95  -0.0718
10/13/95 -0.1006
10/20/95 -0.0909
10/27/95 -0.1012
11/3/95  -0.1232
11/10/95 -0.0962
11/17/95 -0.1071
11/24/95 -0.1093
12/1/95  -0.1014
12/8/95  -0.1277
12/15/95 -0.1233
12/22/95 -0.1265
12/29/95 -0.1454
1/5/96   -0.1197
1/12/96  -0.1279
1/19/96  -0.1312
1/26/96  -0.1146
2/2/96   -0.1233
2/9/96   -0.1233
2/16/96  -0.1279
2/23/96  -0.1303
3/1/96   -0.1124
3/8/96   -0.1465
3/15/96  -0.1508
3/22/96  -0.1487
3/29/96  -0.1515
4/5/96   -0.1315
4/12/96  -0.1286
4/19/96  -0.1279
4/26/96  -0.1383
5/3/96   -0.1257
5/10/96  -0.113
5/17/96  -0.1408
5/24/96  -0.1386
5/31/96  -0.1386
6/7/96   -0.1255
6/14/96  -0.1337
6/21/96  -0.1301
6/28/96  -0.0918
7/5/96   -0.1079
7/12/96  -0.0911
7/19/96  -0.1122
7/26/96  -0.0939
8/2/96   -0.0876
8/9/96   -0.0688
8/16/96  -0.0673
8/23/96  -0.0881
8/30/96  -0.0836
9/6/96   -0.0836
9/13/96  -0.0661
9/20/96  -0.0889
9/27/96  -0.0991
10/4/96  -0.0876
10/11/96 -0.0876
10/18/96 -0.0935
10/25/96 -0.0834
11/1/96  -0.0796
11/8/96  -0.0932
11/15/96 -0.0726
11/22/96 -0.0586
11/29/96 -0.0608
12/6/96  -0.0792
12/13/96 -0.0813
12/20/96 -0.1009
12/27/96 -0.0837
1/3/97   -0.0693
1/10/97  -0.0562
1/17/97  -0.0693
1/24/97  -0.0834
1/31/97  -0.0678
2/7/97   -0.0623
2/14/97  -0.0551
2/21/97  -0.0645
2/28/97  -0.0605
3/7/97   -0.0581
3/14/97  -0.0654
3/21/97  -0.0715
3/28/97  -0.0715
4/4/97   -0.0573
4/11/97  -0.0973
4/18/97  -0.0806
4/25/97  -0.0748
5/2/97   -0.0672
5/9/97   -0.052
5/16/97  -0.0647
5/23/97  -0.0573
5/30/97  -0.0362
6/6/97   -0.0615
6/13/97  -0.0385
6/20/97  -0.0473
6/27/97  -0.0418
7/4/97   -0.0498
7/11/97  -0.0585
7/18/97  -0.0486
7/25/97  -0.063
8/1/97   -0.0273
8/8/97   -0.0701
8/15/97  -0.0715
8/22/97  -0.0767
8/29/97  -0.0472
9/5/97   -0.058
9/12/97  -0.0656
9/19/97  -0.0557
9/26/97  -0.0492
10/3/97  -0.0292
10/10/97 -0.0492
10/17/97 -0.0506
10/24/97 -0.0574
10/31/97 -0.0477
11/7/97  -0.0442
11/14/97 -0.0377
11/21/97 -0.0688
11/28/97 -0.0484
12/5/97  -0.0406
12/12/97 -0.0652
12/19/97 -0.0648
12/26/97 -0.0456
1/2/98   -0.0171
1/9/98   -0.0197
1/16/98  -0.0185
1/23/98  -0.062
1/30/98  -0.0477
2/6/98   -0.053
2/13/98  -0.0604
2/20/98  -0.0456
2/27/98  -0.0477
3/6/98   -0.0473
3/13/98  -0.0568
3/20/98  -0.0487
3/27/98  -0.0579
4/3/98   -0.0682
4/10/98  -0.0508
4/17/98  -0.062
4/24/98  -0.0768
5/1/98   -0.0618
5/8/98   -0.054
5/15/98  -0.0717
5/22/98  -0.0664
5/29/98  -0.0648
6/5/98   -0.0643
6/12/98  -0.0627
6/19/98  -0.0573
6/26/98  -0.06
7/3/98   -0.0575
7/10/98  -0.0562
7/17/98  -0.0563
7/24/98  -0.0465
7/31/98  -0.0526
8/7/98   -0.0472
8/14/98  -0.0864
8/21/98  -0.0954
8/28/98  -0.054
9/4/98   -0.0618
9/11/98  -0.0487
9/18/98  -0.0392
9/25/98  -0.0402
10/2/98  -0.0554
10/9/98  -0.0744
10/16/98 -0.0485
10/23/98 -0.0406
10/30/98 -0.0616
11/6/98  -0.0396
11/13/98 -0.0481
11/20/98 -0.0641
11/27/98 -0.0478
12/4/98  -0.0413
12/11/98 -0.0363
12/18/98 -0.0537
12/25/98 -0.0132
1/1/99   -0.0196
1/8/99   -0.0297
1/15/99  -0.0392
1/22/99  -0.0627
1/29/99  -0.0677
2/5/99   -0.061
2/12/99  -0.0887
2/19/99  -0.0937
2/26/99  -0.1078
3/5/99   -0.0846
3/12/99  -0.065
3/19/99  -0.1022
3/26/99  -0.0888
4/2/99   -0.0724
4/9/99   -0.1029
4/16/99  -0.0781
4/23/99  -0.093
4/30/99  -0.1156
5/7/99   -0.1015
5/14/99  -0.1277
5/21/99  -0.1256
5/28/99  -0.1093
6/4/99   -0.1007
6/11/99  -0.0558
6/18/99  -0.0835
6/25/99  -0.0602
7/2/99   -0.0532
7/9/99   -0.0532
7/16/99  -0.0761
7/23/99  -0.0558
7/30/99  -0.0829
8/6/99   -0.0464
8/13/99  -0.078
8/20/99  -0.0864
8/27/99  -0.0345
9/3/99   -0.1057
9/10/99  -0.0938
9/17/99  -0.0683
9/24/99  -0.0401
10/1/99  -0.077
10/8/99  -0.086
10/15/99 -0.1231
10/22/99 -0.1254
10/29/99 -0.1223
11/5/99  -0.1192
11/12/99 -0.1252
11/19/99 -0.0826
11/26/99 -0.0979
12/3/99  -0.097
12/10/99 -0.0807
12/17/99 -0.1118
12/24/99 -0.1212
12/31/99 -0.0354
1/7/00   -0.0028
1/14/00  -0.0385
1/21/00  -0.0996
1/28/00  -0.1047
2/4/00   -0.0923
2/11/00  -0.0845
2/18/00  -0.1038
2/25/00  -0.0962
3/3/00   -0.1021
3/10/00  -0.0858
3/17/00  -0.1055
3/24/00  -0.1272
3/31/00  -0.1361
4/7/00   -0.1047
4/14/00  -0.0894
4/21/00  -0.0781
4/28/00  -0.064
5/5/00   -0.0385
5/12/00  -0.0566
5/19/00  -0.0734
5/26/00  -0.0759
6/2/00   -0.0905
6/9/00   -0.1037
6/16/00  -0.0943
6/23/00  -0.0775
6/30/00  -0.0841
7/7/00   -0.0909
7/14/00  -0.0893
7/21/00  -0.097
7/28/00  -0.0927
8/4/00   -0.0912
8/11/00  -0.0879
8/18/00  -0.1046
8/25/00  -0.1046
9/1/00   -0.1105
9/8/00   -0.1113
9/15/00  -0.0836
9/22/00  -0.1189
9/29/00  -0.1155
10/6/00  -0.0896
10/13/00 -0.0921
10/20/00 -0.0895
10/27/00 -0.0725
11/3/00  -0.0739
11/10/00 -0.0747
11/17/00 -0.0962
11/24/00 -0.0937
12/1/00  -0.0928
12/8/00  -0.0903
12/15/00 -0.0913
12/22/00 -0.0672
12/29/00 -0.0276
1/5/01   -0.0411
1/12/01  -0.02
1/19/01  -0.0077
1/26/01  0.0192
2/2/01   -0.0528
2/9/01   -0.0346
2/16/01  -0.0184
2/23/01  -0.0257
3/2/01   -0.0109
3/9/01   -0.036
3/16/01  -0.0393
3/23/01  -0.036
3/30/01  -0.0109
4/6/01   0.02
4/13/01  0.0046
4/20/01  0.0243
4/27/01  -0.0278
5/4/01   -0.0218
5/11/01  0.0037
5/18/01  -0.0228
5/25/01  -0.0111
6/1/01   -0.0345
6/8/01   -0.0325
6/15/01  -0.0654
6/22/01  -0.0623
6/29/01  -0.0379
7/6/01   -0.0307
7/13/01  -0.0098
7/20/01  -0.0264
7/27/01  0.0237
8/3/01   0.0035
8/10/01  -0.0567
8/17/01  -0.0439
8/24/01  -0.0365
8/31/01  -0.0603
9/7/01   -0.0353
9/14/01  -0.0353
9/21/01  0
9/28/01  -0.0414
10/5/01  -0.0433
10/12/01 -0.0114
10/19/01 -0.0191
10/26/01 -0.0138
11/2/01  0.0017
11/9/01  -0.0068
11/16/01 0.026
11/23/01 0.0304
11/30/01 -0.0284
12/7/01  -0.0009
12/14/01 -0.0201
12/21/01 0.021
12/28/01 0.0289
1/4/02   0.0297
1/11/02  0.0276
1/18/02  0.0268
1/25/02  0.0677
2/1/02   0.0444
2/8/02   0.0607
2/15/02  0.0457
2/22/02  0.0582
3/1/02   0.0595
3/8/02   0.0124
3/15/02  0.0302
3/22/02  0.0383
3/29/02  0.04
4/5/02   0.0248
4/12/02  0.0409
4/19/02  0.0394
4/26/02  0.0526
5/3/02   0.0839
5/10/02  0.0595
5/17/02  0.0858
5/24/02  0.0757
5/31/02  0.0766
6/7/02   0.0832
6/14/02  0.067
6/21/02  0.0743
6/28/02  0.0933
7/5/02   0.1238
7/12/02  0.0692
7/19/02  0.0972
7/26/02  0.1421
8/2/02   0.1372
8/9/02   0.1002
8/16/02  0.1195
8/23/02  0.1206
8/30/02  0.1077
9/6/02   0.1002
9/13/02  0.0965
9/20/02  0.0993
9/27/02  0.1042
10/4/02  0.1141
10/11/02 0.1429
10/18/02 0.0519
10/25/02 0.0741
11/1/02  0.0733
11/8/02  0.0721
11/15/02 0.0664
11/22/02 0.061
11/29/02 0.0872
12/6/02  0.0972
12/13/02 0.1086
12/20/02 0.1278
12/27/02 0.1558
1/3/03   0.1518
1/10/03  0.093
1/17/03  0.1092
1/24/03  0.0865
1/31/03  0.1038
2/7/03   0.0983
2/14/03  0.096
2/21/03  0.1148
2/28/03  0.0969
3/7/03   0.1258
3/14/03  0.1585
3/21/03  0.0897
3/28/03  0.1033
4/4/03   0.1225
4/11/03  0.1477
4/18/03  0.1463
4/25/03  0.1211
5/2/03   0.0989
5/9/03   0.0553
5/16/03  0.033
5/23/03  0.0145
5/30/03  0.0486
6/6/03   -0.0024
6/13/03  -0.0086
6/20/03  0.0032
6/27/03  0.0144
7/4/03   0.0296
7/11/03  -0.0249
7/18/03  -0.0105
7/25/03  -0.0049
8/1/03   -0.0353
8/8/03   -0.0217
8/15/03  -0.0297
8/22/03  0.0008
8/29/03  -0.0032
9/5/03   0.0008
9/12/03  -0.0112
9/19/03  -0.023
9/26/03  -0.0346
10/3/03  -0.0214
10/10/03 -0.0207
10/17/03 -0.0254
10/24/03 0.0095
10/31/03 0.0284
11/7/03  0.0422
11/14/03 0.0386
11/21/03 0.074
11/28/03 0.0731
12/5/03  0.0875
12/12/03 0.0816
12/19/03 0.1044
12/26/03 0.1084
1/2/04   0.129
1/9/04   0.1265
1/16/04  0.1176
1/23/04  0.1305
1/30/04  0.1482
2/6/04   0.1425
2/13/04  0.1404
2/20/04  0.1598
2/27/04  0.1199
3/5/04   0.125
3/12/04  0.1358
3/19/04  0.1518
3/26/04  0.1631
4/2/04   0.1128
4/9/04   0.0576
4/16/04  0.0812
4/23/04  0.0174
4/30/04  0.0229
5/7/04   0.0056
5/14/04  0.0535
5/21/04  0.0802
5/28/04  0.0808
6/4/04   0.0662
6/11/04  0.0541
6/18/04  0.0466
6/25/04  0.0503
7/2/04   0.0502
7/9/04   0.0535
7/16/04  0.0572
7/23/04  0.0604
7/30/04  0.0471
8/6/04   0.0884
8/13/04  0.0798
8/20/04  0.0958
8/27/04  0.1202
9/3/04   0.1234
9/10/04  0.1265
9/17/04  0.1212
9/24/04  0.0843
10/1/04  0.0966
10/8/04  0.0858
10/15/04 0.0957
10/22/04 0.0944
10/29/04 0.0865
11/5/04  0.1136
11/12/04 0.1112
11/19/04 0.113
11/26/04 0.1065
12/3/04  0.057
12/10/04 0.0445
12/17/04 0.0643
12/24/04 0.0955
12/31/04 0.0731
1/7/05   0.0837
1/14/05  0.0708
1/21/05  0.0705
1/28/05  0.0682
2/4/05   0.0635
2/11/05  0.0689
2/18/05  0.0876
2/25/05  0.0751
3/4/05   0.0467
3/11/05  0
3/18/05  -0.0252
3/25/05  -0.0463
4/1/05   -0.0268
4/8/05   -0.0182
4/15/05  -0.0361
4/22/05  -0.0471
4/29/05  -0.0196
5/6/05   0.0016
5/13/05  -0.0047
5/20/05  0.0213
5/27/05  0.0205
6/3/05   0.0242
6/10/05  0.0259
6/17/05  -0.0316
6/24/05  0.0024
7/1/05   0.0207
7/8/05   0.0345
7/15/05  0.0619
7/22/05  0.0492
7/29/05  0.0668
8/5/05   0.0743
8/12/05  0.0343
8/19/05  0.0621
8/26/05  0.0686
9/2/05   0.0745
9/9/05   0.0994
9/16/05  0.0914
9/23/05  0.0543
9/30/05  0.0546
10/7/05  0.0204
10/14/05 -0.0057
10/21/05 -0.0164
10/28/05 -0.0372
11/4/05  -0.0431
11/11/05 -0.0361
11/18/05 -0.0221
11/25/05 -0.0305
12/2/05  -0.0231
12/9/05  -0.0561
12/16/05 -0.0796
12/23/05 -0.0735
12/30/05 -0.094

     For additional information about the premiums and discounts, please see the
"Frequently    Asked    Questions"    section   of   the   Fund's   website   at
WWW.PREFERREDINCOME.COM.

ARE THERE ANY FEDERAL TAX ADVANTAGES TO THE DISTRIBUTIONS MADE BY THE FUND IN 2005?

     Yes. In 2005, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. QDI is taxed at a 15% or 5% rate (depending on an individual's income) instead of the individual's ordinary income tax rate. In calendar year 2005, 86.57% of the distributions made by the Fund were eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 16.7% rate versus the 28% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, for an individual in the 28% tax bracket, in calendar year 2005, the before-tax 6.3% yield on net asset value of the Fund was approximately equivalent to a 7.3% yield on net asset value of a traditional corporate bond fund.

     Corporate shareholders also receive a federal tax benefit from the 84.66% of the distributions which were eligible for the inter-corporate dividends received deduction or DRD.

     It is important to remember the composition of the portfolio and the income distributions can change from one year to the next, and the QDI or DRD portions of next year's distributions may not be the same (or even similar) to this year's.

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE OVER THE PAST YEAR?

     One technique to better understand the Fund's net asset value (NAV) performance is to begin with the Fund's total return on its investment portfolio, and progressively adjust for the impact of hedging, expenses and leverage to arrive at total return based on NAV (which factors in all of these items). During fiscal 2005, the Fund's unhedged portfolio returned 8.5%. Although the hedge made money during the 4th fiscal quarter, it was a drag on performance over the full year as the hedged portfolio's return before the impact of expenses and leverage declined to 6.5%. However, the favorable impact of leverage served to approximately offset expenses during the year as the Fund's total return on NAV equaled 6.4%, only slightly below the return on the Fund's hedged investment portfolio.

HOW DID THE INTEREST RATE HEDGE PERFORM OVER THE PAST YEAR?

     As discussed above, with the exception of the 4th fiscal quarter, the Fund's interest rate hedge was a drag on performance over the full fiscal year. From November 30, 2004 through August 31, 2005, long-term US Treasury yields declined by approximately 0.75%. As a result, on a monthly basis the hedge rarely broke even over this period. While these results are not favorable when reviewed in hindsight, hedging the portfolio against significant increases in long-term interest rates has been, and will continue to be, a fundamental part of the Fund's investment strategy. The hedging strategy is designed so that the Fund's shareholders effectively pay an "insurance premium" to help protect the Fund's NAV against a significant increase in long-term interest rates. Moreover, if interest rates rise significantly over a short period of time, the Fund's hedging strategy may result in realized gains, the reinvestment of which might also permit the Fund to increase its dividend rate.

     Beginning in early September, long-term interest rates finally started to track the increases in the short end of the yield curve, and the hedge results for the 4th fiscal quarter were accordingly positive. Even in this environment of increasing interest rates, the hedge wasn't perfect. It has always been designed as a "safety net" (to help control the cost of hedging), which means that the Fund must absorb some loss before the hedge protection fully engages. However, from that point forward, the hedge is designed to provide significant protection if interest rates continue to rise.

HOW HAS THE CURRENT INTEREST RATE ENVIRONMENT AFFECTED THE FUND?

     The recent interest rate environment has been unusual and challenging for managing a hedged, leveraged preferred fund. Its most unusual feature is that long-term Treasury yields have actually fallen slightly since the Federal Reserve began raising the short-term federal funds rate (by a cumulative 3.25%) in June 2004. This "bull flattening" of the yield curve has simultaneously reduced the incremental return that the Fund earns on its leverage and generated losses on its hedges. Historically when the Fed has tightened monetary policy, long-term interest rates have risen along with short-term rates, producing gains on the hedge which could be used - at least in part - to purchase securities and thereby increase income on the portfolio. At the same time, corporate issuers generally have reduced debt and preferreds relative to equity over the past several years, causing the incremental yield on those securities to decline relative to Treasuries. This put additional pressure on the Fund's ability to generate income.

     Looking ahead, we see the environment improving. Corporate demand for debt and preferred financing is picking up, new security structures are broadening the appeal of preferred financing, and the incremental yields offered by these securities have increased as a result. Recently, long-term interest rates have increased along with short-term rates, and the Fund's hedges have generated gains. Finally, although a flatter yield curve has reduced the incremental income generated by the Fund's leverage, it also has reduced the cost of hedging.

HOW WOULD AN "INVERTED YIELD CURVE" IMPACT THE FUND?

     An inverted yield curve, where short-term rates are above long-term rates, would affect the Fund in three ways. First, an inverted yield curve would increase the cost of the Fund's leverage relative to the return the Fund earns on long-maturity assets. In fact, if the yield curve were to invert by a large amount, it's possible that the leverage costs could exceed the current return on the preferred securities in the Fund's portfolio. (Although the yield curve may invert, we don't think that a large inversion is likely.) These higher leverage costs would reduce the incremental return earned on the roughly one-third of the portfolio that is financed by the Fund's leverage.

     Second, an inverted yield curve would reduce the cost of hedging on 100% of the portfolio. That is because the long-term cost of hedging is directly affected by the slope of the yield curve. When the yield curve is steep - as it has been for most of the past four years - hedging tends to be expensive, because the market charges hedgers the difference between long- and short-term yields. If the yield curve inverts, however, hedgers earn the difference between short- and long-term yields.

     Third, how the yield curve inverts is also important to the Fund. On one hand, if the yield curve inverts with short rates rising and long rates falling, leverage costs rise while the hedge loses money (although less than it would have if the curve were steep, because the initial hedge cost is lower when the curve is inverted). This is essentially a continuation of the scenario that played out from June 2004 through August 2005, and it's a scenario that we believe has run its course. On the other hand, if the yield curve inverts with both short- and long-term rates rising, the hedge gains can be used to offset some portion of the higher leverage costs; how much depends upon how far and how quickly long-term rates increase.

     As we have explained in the past, the first two effects tend to generally offset each other over time in total return, with the higher cost of leverage reducing income and the lower cost of hedging improving NAV. But how those effects play out in any given quarter or year depends upon the third factor: How rates actually move.

WHAT ARE ECAPS (SM)?

     Enhanced Capital Advantage Preferred Securities, or ECAPS (SM), represent the latest evolution of hybrid preferred securities. Like other hybrid preferred securities, ECAPS (SM) pay interest (as opposed to the dividends paid on perpetual preferred stock) which is taxed as ordinary income for most investors. By combining certain elements of debt and equity financing, issuers of ECAPS are able to capture some key advantages of each in a single security. The result has been a dream of Wall Street for years - a true "hybrid" security.

     Of course, this is not the first time Wall Street engineers thought they discovered the magic combination. In the latter part of 1993, Monthly Income Preferred Securities, or "MIPS (SM)", were created with similar promise and fanfare. As the MIPS (SM) structure grew in popularity (not to mention acronyms), the credit rating agencies increasingly began to treat such issues as debt when assessing an issuer's credit strength. ECAPS (SM) are designed to specifically address the concerns of the rating agencies. Time will tell if the structure can deliver on all its promises; for now, however, we expect to see substantial new issuance of this type of security. As of this writing, there have been ten such issues totaling $4.7 billion from seven different issuers.

HOW MIGHT ECAPS (SM) IMPACT THE FUND?

     In the future, ECAPS (SM) could affect the Fund in several ways. This segment appears poised to grow quickly, and could potentially surpass other preferred structures in size.

     Companies that have preferred securities currently outstanding (either traditional preferred stock or older types of hybrid preferred) will certainly CONSIDER redeeming and replacing them with ECAPS (SM), since the new structure may provide issuers some important advantages. If this trend does develop, some of the positions in the Fund may have to be replaced.

     We also anticipate issuance from companies that haven't issued preferred securities in the past. A larger universe of issuers is good for the Fund. Not only would it allow greater diversification, but the likelihood of us finding price anomalies or misunderstood credit risks should increase.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OVERVIEW
NOVEMBER 30, 2005 (UNAUDITED)
----------------------------


FUND STATISTICS ON 11/30/05
-----------------------------------------------
Net Asset Value                $     12.14
Market Price                   $     11.53
Discount                              5.02%
Yield on Market Price                 7.34%

Common Shares
  Outstanding                   11,676,585



INDUSTRY CATEGORIES          % OF PORTFOLIO
-------------------------------------------
Utilities                         38%
Banks                             23%
Insurance                         14%
Financial
Services                          11%
Oil and Gas                        7%
Other                              5%
REITs                              2%


MOODY'S RATINGS             % OF PORTFOLIO
--------------------------------------------
AAA                                   1.4%
AA                                    3.4%
A                                    19.0%
BBB                                  46.3%
BB                                   17.3%
Not Rated                            10.5%
--------------------------------------------
Below Investment Grade*              18.5%
*  BELOW INVESTMENT GRADE BY BOTH MOODY'S AND
   S&P.


                                               % OF
TOP 10 HOLDINGS BY ISSUER                    PORTFOLIO
---------------------------------------------------------
Interstate Power                              5.3%
Lehman Brothers                               4.3%
Alabama Power                                 4.0%
Xcel Energy                                   3.7%
Principal Financial Group                     3.5%
EOG Resources                                 3.1%
Cobank                                        3.0%
North Fork Bancorporation                     3.0%
UnumProvident                                 2.5%
HSBC                                          2.5%




                                                                                                     % OF PORTFOLIO**
------------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                        76%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)                   73%
------------------------------------------------------------------------------------------------------------------------

**  THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND
    DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING
    THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2005 DISTRIBUTIONS.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2005
------------------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------

PREFERRED SECURITIES -- 95.0%
               BANKING -- 22.3%
---------------------------------------------------------------------------------------------------------------------
               ABN AMRO North America, Inc.:
       1,165     6.46% Pfd., 144A****...........................................................   $      1,184,933*
       1,700     6.59% Pfd., 144A****...........................................................          1,724,531*
$    150,000   BT Capital Trust B, 7.90% 01/15/27 Capital Security..............................            159,055(1)
$    660,000   BT Preferred Capital Trust II, 7.875% 02/25/27 Capital Security..................            703,312(1)
$    250,000   Chase Capital I, 7.67% 12/01/26 Capital Security.................................            265,076
               Citigroup, Inc.:
       7,700     6.213% Pfd., Series G..........................................................            386,886*
      46,000     6.231% Pfd., Series H..........................................................          2,310,810*
      25,650     6.365% Pfd., Series F..........................................................          1,293,658*
               Cobank, ACB:
      45,000     7.00% Pfd., 144A****...........................................................          2,354,175*
      75,000     Adj. Rate Pfd., 144A****.......................................................          4,066,125*
$    500,000   Comerica (Imperial) Capital Trust I, 9.98% 12/31/26 Capital Security, Series B...            558,010
       4,000   FBOP Corporation, Adj. Rate Pfd., 144A****.......................................          3,980,000*
$  2,250,000   First Hawaiian Capital I, 8.343% 07/01/27 Capital Security, Series B.............          2,437,740(1)
               First Republic Bank:
     200,000     6.25% Pfd......................................................................          4,678,000*
       5,000     6.70% Pfd......................................................................            125,275*
$  1,885,000   First Union Institutional Capital II, 7.85% 01/01/27 Capital Security............          2,005,555
$  4,349,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security......................          4,768,352
$  2,500,000   HBOS Capital Funding LP, 6.85% Pfd...............................................          2,502,575(1)
       5,000   HSBC II, Variable Inverse Pfd., Pvt..............................................          5,306,250*
       2,145   J.P. Morgan Chase & Co., 6.625% Pfd., Series H...................................            109,170*
$  1,350,000   Keycorp Institutional Capital B, 8.25% 12/15/26 Capital Security.................          1,438,054
$  1,500,000   North Fork Capital Trust I, 8.70% 12/15/26 Capital Security......................          1,608,780
      16,000   PFGI Capital Corporation, 7.75% Pfd..............................................            430,800
$  1,700,000   RBS Capital Trust B, 6.80% Pfd...................................................          1,704,063**(1)
          10   Roslyn Real Estate, 8.95% Pfd., Pvt., Series C, 144A****.........................          1,099,758
-------------------------------------------------------------------------------------------------------------------
                                                                                                         47,200,943
                                                                                                   ----------------
               FINANCIAL SERVICES -- 11.4%
---------------------------------------------------------------------------------------------------------------------
       5,000   Bear Stearns Company, 5.72% Pfd., Series F.......................................            237,575*
     175,000   CIT Group, Inc., 6.35% Pfd., Series A............................................          4,364,500*

    The accompanying notes are an integral part of the financial statements.
                                       8

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
              ------------------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------

PREFERRED SECURITIES -- (CONTINUED)
               FINANCIAL SERVICES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               Freddie Mac:
      33,125     5.00% Pfd., Series F...........................................................   $      1,390,256*
      42,650     5.30% Pfd......................................................................          1,897,285*
      83,500   Goldman Sachs Group, Inc., 6.20% Pfd., Series B..................................          2,080,820*
               Lehman Brothers Holdings, Inc.:
       5,150     5.67% Pfd., Series D...........................................................            242,308*
     159,505     5.94% Pfd., Series C...........................................................          7,783,844*
      44,000     6.50% Pfd., Series F...........................................................          1,119,800*
      94,150   SLM Corporation, 6.97% Pfd., Series A............................................          5,021,961*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         24,138,349
                                                                                                   ----------------
               INSURANCE -- 13.7%
---------------------------------------------------------------------------------------------------------------------
      20,000   ACE Ltd., 7.80% Pfd., Series C...................................................            527,500**(1)
      25,000   Aegon NV, 6.375% Pfd.............................................................            612,750**(1)
      16,000   Berkley W.R. Capital Trust II, 6.75% 07/26/45....................................            380,160
      15,850   Everest Re Capital Trust II, 6.20% Pfd., Series B................................            349,651(1)
     140,000   MetLife Inc., 6.50% Pfd., Series B...............................................          3,510,500*
$  4,395,000   MMI Capital Trust I, 7.625% 12/15/27 Capital Security, Series B..................          4,869,770
     275,000   Principal Financial Group, 6.518% Pfd............................................          7,418,780*
$  5,734,000   Provident Financing Trust I, 7.405% 03/15/38 Capital Security....................          5,386,003
     123,000   Scottish Re Group Ltd., 7.25% Pfd................................................          3,068,850**(1)
       2,800   Zurich RegCaPS Funding Trust, 6.58% Pfd., 144A****...............................          2,921,856*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         29,045,820
                                                                                                   ----------------
               UTILITIES -- 37.9%
---------------------------------------------------------------------------------------------------------------------
               Alabama Power Company:
       4,980     4.60% Pfd......................................................................            424,645*
       6,485     4.72% Pfd......................................................................            567,373*
         868     4.92% Pfd......................................................................             79,162*
      85,207     5.20% Pfd......................................................................          1,986,601*
     225,000     5.30% Pfd......................................................................          5,333,625*
       6,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993........................            624,090*
       1,628   Central Hudson Gas & Electric Corporation, 4.35% Pfd., Series D, Pvt.............            139,617*
       3,798   Central Maine Power Company, 4.75% Pfd...........................................            336,560*
      16,679   Central Vermont Public Service Corporation, 8.30% Sinking Fund Pfd., Pvt.........          1,733,699*

    The accompanying notes are an integral part of the financial statements.
                                       9

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
------------------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               Connecticut Light & Power Company:
       2,050     4.50% Pfd., Series 1956........................................................   $         80,134*
      25,000     5.28% Pfd., Series 1967........................................................          1,132,500*
         883     $2.04 Pfd., Series 1949........................................................             31,294*
       2,900     $2.20 Pfd., Series 1949........................................................            110,852*
       9,652     $3.24 Pfd......................................................................            505,330*
       2,000   Consolidated Edison Company of New York, 4.65% Pfd., Series C....................            174,980*
       7,500   Dayton Power and Light Company, 3.90% Pfd., Series C.............................            501,037*
$  1,000,000   Dominion Resources Capital Trust III, 8.40% 01/15/31.............................          1,202,005
       5,000   Duke Energy Corporation, 4.50% Pfd., Series C, Pvt...............................            504,250*
               Duquesne Light Company:
      15,030     3.75% Pfd......................................................................            487,648*
      25,775     6.50% Pfd......................................................................          1,331,794*
       5,000   Energy East Capital Trust I, 8.25% Pfd...........................................            127,750
               Entergy Arkansas, Inc.:
       2,840     4.56% Pfd......................................................................            238,106*
       3,050     4.56% Pfd., Series 1965........................................................            255,712*
       1,150     6.08% Pfd......................................................................            106,622*
      14,225     7.40% Pfd......................................................................          1,479,187*
       6,388     7.80% Pfd......................................................................            667,770*
       2,265     7.88% Pfd......................................................................            236,251*
      25,536     $1.96 Pfd......................................................................            639,038*
       2,441   Entergy Gulf States, Inc., 7.56% Pfd.............................................            237,046*
               Entergy Louisiana, Inc.:
         299     5.16% Pfd......................................................................             28,505*
         943     6.44% Pfd......................................................................             97,662*
       4,174     7.36% Pfd......................................................................            434,117*
     175,000     8.00% Pfd., Series 92..........................................................          4,411,750*
               Entergy Mississippi, Inc.:
       4,616     4.36% Pfd......................................................................            329,882*
       5,000     4.92% Pfd......................................................................            403,250*
               Florida Power Company:
      10,000     4.58% Pfd......................................................................            879,550*
       2,000     4.75% Pfd......................................................................            181,560*
               Great Plains Energy, Inc.:
       1,625     4.20% Pfd......................................................................            123,256*
       2,000     4.35% Pfd......................................................................            157,110*

    The accompanying notes are an integral part of the financial statements.
                                       10

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
              ------------------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
      20,000   Gulf Power Company, 6.00% Pfd....................................................   $      2,009,200*
               Hawaiian Electric Company, Inc.:
       2,471     5.00% Pfd., Series D...........................................................             46,084*
       7,438     5.00% Pfd., Series E...........................................................            138,719*
       1,383     5.00% Pfd., Series I...........................................................             25,793*
$  3,750,000   Houston Light & Power Capital Trust II, 8.257% 02/01/37 Capital Security.........          3,968,437
      30,500   Indianapolis Power & Light Company, 5.65% Pfd....................................          2,812,710*
     340,000   Interstate Power & Light Company, 8.375% Pfd., Series B..........................         11,316,900*
         200   Narragansett Electric Company, 4.64% Pfd.........................................              9,237*
       2,588   New York State Electric & Gas, $4.50 Pfd., Series 1949...........................            222,361*
      12,265   Northern Indiana Public Service Company, Adj. Rate Pfd., Series A................            627,048*
               Ohio Power Company:
       3,018     4.20% Pfd......................................................................            246,601*
       1,251     4.40% Pfd......................................................................            107,092*
               Pacific Enterprises:
      13,680     $4.36 Pfd......................................................................          1,134,346*
      24,985     $4.50 Pfd......................................................................          2,138,216*
      15,730     $4.75 Pfd., Series 53..........................................................          1,420,970*
               Pacific Gas & Electric Co.:
      41,500     5.00% Pfd., Series D...........................................................            868,387*
      50,000     5.00% Pfd., Series E...........................................................          1,064,000*
               PacifiCorp:
       5,672     $4.56 Pfd......................................................................            468,394*
       6,708     $4.72 Pfd......................................................................            573,366*
      10,500     $7.48 Sinking Fund Pfd.........................................................          1,089,847*
       1,250   PECO Energy Company, $4.30 Pfd., Series B........................................            101,262*
      15,142   Portland General Electric, 7.75% Sinking Fund Pfd................................          1,569,090*
      14,020   Public Service Electric & Gas Company, 5.28% Pfd., Series E......................          1,337,508*
      70,210   San Diego Gas & Electric Company, $1.70 Pfd......................................          1,822,652*
       8,900   Savannah Electric & Gas Company, 6.00% Pfd.......................................            226,015*
               South Carolina Electric & Gas Company:
      14,226     5.125% Purchase Fund Pfd., Pvt.................................................            731,501*
       7,774     6.00% Purchase Fund Pfd., Pvt..................................................            396,008*
               Southern California Edison:
      57,646     4.08% Pfd......................................................................          1,082,015*
       5,000     4.24% Pfd......................................................................             95,800*
      60,000   Southern Union Company, 7.55% Pfd................................................          1,608,900*

    The accompanying notes are an integral part of the financial statements.
                                       11

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
------------------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               UTILITIES -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
$    750,000   TXU Electric Capital V, 8.175% 01/30/37 Capital Security.........................   $        792,011
       5,700   Union Electric Company, 4.56% Pfd................................................            488,234*
               Virginia Electric & Power Company:
       1,665     $4.04 Pfd......................................................................            128,088*
       2,470     $4.20 Pfd......................................................................            197,551*
       1,673     $4.80 Pfd......................................................................            154,376*
       2,878     $6.98 Pfd......................................................................            295,614*
      12,500     $7.05 Pfd......................................................................          1,279,938*
       2,262   Washington Gas & Light Company, $4.25 Pfd........................................            184,342*
      12,863   Wisconsin Power & Light, 6.20% Pfd...............................................          1,319,294*
               Xcel Energy, Inc.:
      15,000     $4.08 Pfd., Series B...........................................................          1,158,675*
      20,040     $4.10 Pfd., Series C...........................................................          1,555,505*
      35,510     $4.11 Pfd., Series D...........................................................          2,763,033*
      17,750     $4.16 Pfd., Series E...........................................................          1,397,901*
      10,000     $4.56 Pfd., Series G...........................................................            863,300*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         80,157,641
                                                                                                   ----------------
               OIL AND GAS -- 5.6%
---------------------------------------------------------------------------------------------------------------------
      17,200   Anadarko Petroleum Corporation, 5.46% Pfd........................................          1,733,416*
       8,000   Devon Energy Corporation, 6.49% Pfd., Series A...................................            809,720*
       6,125   EOG Resources, Inc., 7.195% Pfd., Series B.......................................          6,498,594*
$  1,650,000   KN Capital Trust III, 7.63% 04/15/28 Capital Security............................          1,805,562
      10,000   Lasmo America Limited, 8.15% Pfd., 144A****......................................          1,099,350*(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                         11,946,642
                                                                                                   ----------------
               REAL ESTATE INVESTMENT TRUST (REIT) -- 2.2%
---------------------------------------------------------------------------------------------------------------------
       1,000   Equity Residential Properties, 8.29% Pfd., REIT, Series K........................             59,305
               PS Business Parks, Inc.:
      10,000     7.00% Pfd., REIT, Series H.....................................................            242,350
      18,120     7.20% Pfd., REIT, Series M.....................................................            441,041
               Public Storage, Inc.:
      11,100     6.18% Pfd., REIT, Series D.....................................................            248,029
      14,350     6.45% Pfd., REIT, Series F.....................................................            331,916
      22,500     6.75% Pfd., REIT, Series E.....................................................            547,875
      30,000     7.125% Pfd., REIT..............................................................            758,700

    The accompanying notes are an integral part of the financial statements.
                                       12

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2005
              ------------------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
PREFERRED SECURITIES -- (CONTINUED)
               REAL ESTATE INVESTMENT TRUST (REIT) -- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
      40,000   Realty Income Corporation, 7.375% Pfd., REIT, Series D...........................   $      1,015,400
      40,000   Regency Centers Corporation, 7.25% Pfd., REIT....................................          1,001,400
-------------------------------------------------------------------------------------------------------------------
                                                                                                          4,646,016
                                                                                                   ----------------
               MISCELLANEOUS INDUSTRIES -- 1.9%
---------------------------------------------------------------------------------------------------------------------
      13,600   E.I. Du Pont de Nemours and Company, $4.50 Pfd., Series B........................          1,173,476*
      30,500   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****..............................          2,731,123*
      26,000   Touch America Holdings, $6.875 Pfd...............................................                --*+
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,904,599
                                                                                                   ----------------
               TOTAL PREFERRED SECURITIES(Cost $188,416,250)....................................        201,040,010
                                                                                                   ----------------
CORPORATE DEBT SECURITIES -- 1.5%
               OIL AND GAS -- 1.1%
---------------------------------------------------------------------------------------------------------------------
      85,900   Nexen, Inc., 7.35% Subordinated Notes............................................          2,214,502(1)
---------------------------------------------------------------------------------------------------------------------
               UTILITIES -- 0.4%
---------------------------------------------------------------------------------------------------------------------
$  1,000,000   Duquesne Light Holdings, 6.25% 08/15/35..........................................            958,020
-------------------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE DEBT SECURITIES(Cost $3,241,551).................................          3,172,522
                                                                                                   ----------------
COMMON STOCK -- 0.8%
               BANKING -- 0.8%
---------------------------------------------------------------------------------------------------------------------
     110,000   New York Community Bancorp, Inc..................................................          1,831,500*
-------------------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK(Cost $1,917,807)..............................................          1,831,500
                                                                                                   ----------------
OPTION CONTRACTS -- 0.8%
         206   January Put Options on March U.S. Treasury Bond Futures, Expiring 12/22/05.......            627,656+
       1,169   March Put Options on March U.S. Treasury Bond Futures, Expiring 02/24/06.........          1,009,563+
-------------------------------------------------------------------------------------------------------------------
               TOTAL OPTION CONTRACTS(Cost $2,070,815)..........................................          1,637,219
                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.
                                       13

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2005
------------------------------------------------------------------


SHARES/$ PAR                                                                                         VALUE
------------                                                                                       ---------
MONEY MARKET FUND -- 1.4%
   3,028,802   BlackRock Provident Institutional, TempFund......................................   $      3,028,802
-------------------------------------------------------------------------------------------------------------------
               TOTAL MONEY MARKET FUND(Cost $3,028,802).........................................          3,028,802
                                                                                                   ----------------

 TOTAL INVESTMENTS (Cost $198,675,225***)..........................................        99.5%        210,710,053
 OTHER ASSETS AND LIABILITIES (Net)................................................         0.5%          1,006,470
                                                                                      ---------    ----------------

 TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK..........................       100.0%++ $    211,716,523
                                                                                      ---------    ----------------

 MONEY MARKET CUMULATIVE PREFERRED STOCK(TM) (MMP(R)) REDEMPTION VALUE..........................        (70,000,000)
                                                                                                   ----------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK.....................................................   $    141,716,523
                                                                                                   ================

-----------------------------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**     Securities distributing Qualified Dividend Income only.
***    Aggregate cost of securities held.
**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(1)    Foreign Issuer.
+      Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

         ABBREVIATIONS:
REIT   -- Real Estate Investment Trust
PFD.   -- Preferred Securities
PVT.   -- Private Placement Securities


    The accompanying notes are an integral part of the financial statements.
                                       14

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2005
                                             -----------------------------------


ASSETS:
   Investments, at value (Cost $198,675,225) ...................................                       $  210,710,053
   Receivable for Investments sold..............................................                            1,247,648
   Dividends and interest receivable............................................                            1,690,881
   Prepaid expenses.............................................................                               83,848
                                                                                                       --------------
           Total Assets.........................................................                          213,732,430

LIABILITIES:
   Payable for Investments purchased............................................    $  1,443,158
   Dividends payable to Common Stock Shareholders...............................         112,394
   Investment advisory fee payable..............................................          97,436
   Administration, Transfer Agent and Custodian fees payable....................          39,449
   Professional fees payable....................................................          58,939
   Directors' fees payable......................................................             609
   Accrued expenses and other payables..........................................          28,774
   Accumulated undeclared distributions to Money Market Cumulative
        Preferred(TM) Stock Shareholders .......................................         235,148
                                                                                    ------------
           Total Liabilities....................................................                            2,015,907
                                                                                                       --------------
MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (700 SHARES
        OUTSTANDING) REDEMPTION VALUE ..........................................                           70,000,000
                                                                                                       --------------
NET ASSETS AVAILABLE TO COMMON STOCK............................................                       $  141,716,523
                                                                                                       ==============

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income.............................                       $     (209,391)
   Accumulated net realized loss on investments sold............................                           (5,257,425)
   Unrealized appreciation of investments.......................................                           12,034,828
   Par value of Common Stock....................................................                              116,766
   Paid-in capital in excess of par value of Common Stock.......................                          135,031,745
                                                                                                       --------------
           Total Net Assets Available to Common Stock...........................                       $  141,716,523
                                                                                                       ==============

NET ASSET VALUE PER SHARE OF COMMON STOCK:
     Common Stock (11,676,585 shares outstanding)...............................                       $        12.14
                                                                                                       ==============



    The accompanying notes are an integral part of the financial statements.
                                       15

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2005
------------------------------------

INVESTMENT INCOME:
     Dividends++ ...............................................................                       $   10,550,979
     Interest...................................................................                            2,822,238
                                                                                                       --------------
          Total Investment Income...............................................                           13,373,217

EXPENSES:
     Investment advisory fee....................................................    $  1,206,133
     Administrator's fee........................................................         212,602
     Money Market Cumulative Preferred(TM) Stock broker commissions
        and auction agent fees .................................................         189,930
     Professional fees..........................................................         121,990
     Insurance expense..........................................................         148,700
     Transfer agent fees .......................................................          79,214
     Directors' fees ...........................................................          67,975
     Custodian fees ............................................................          27,316
     Chief Compliance Officer fees .............................................          38,815
     Other .....................................................................         135,491
                                                                                    ------------
          Total Expenses........................................................                            2,228,166
                                                                                                       --------------
NET INVESTMENT INCOME...........................................................                           11,145,051
                                                                                                       --------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     Net realized gain on investments sold during the year......................                            4,238,243
     Change in unrealized appreciation/depreciation of investments
        during the year ........................................................                           (4,421,911)
                                                                                                       --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................                             (183,668)
                                                                                                       --------------

DISTRIBUTIONS TO MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK SHAREHOLDERS:
     From net investment income (including changes in accumulated
        undeclared distributions) ..............................................                           (1,937,548)
                                                                                                       --------------
NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS..............                     $    9,023,835
                                                                                                       ==============

-----------
 ++ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.


    The accompanying notes are an integral part of the financial statements.
                                       16

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                ----------------------------------------------------------------



                                                                                     YEAR ENDED          YEAR ENDED
                                                                                 NOVEMBER 30, 2005    NOVEMBER 30, 2004
                                                                                 -----------------    -----------------
OPERATIONS:
     Net investment income......................................................  $    11,145,051      $    11,304,884
     Net realized gain on investments sold during the year......................        4,238,243              149,942
     Change in net unrealized appreciation/depreciation of investments
        held during the year ...................................................       (4,421,911)          (3,431,405)
     Distributions to Money Market Cumulative Preferred(TM) Stock
        Shareholders from net investment income, including changes in
        accumulated undeclared distributions....................................       (1,937,548)          (1,029,065)
                                                                                  ---------------      ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................        9,023,835            6,994,356

DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock Shareholders(1)..      (10,602,545)         (10,790,181)
                                                                                  ---------------      ---------------
     TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS...........................      (10,602,545)         (10,790,181)

FUND SHARE TRANSACTIONS:
     Increase from shares issued under the Dividend Reinvestment and
        Cash Purchase Plan .....................................................        1,150,181            1,637,955
                                                                                  ---------------      ---------------
     NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
        RESULTING FROM FUND SHARE TRANSACTIONS .................................        1,150,181            1,637,955

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON                                    ---------------      ---------------
    STOCK FOR THE YEAR..........................................................  $      (428,529)     $    (2,157,870)
                                                                                  ===============      ===============
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of year..........................................................  $   142,145,052      $   144,302,922
     Net decrease during the year...............................................         (428,529)          (2,157,870)
                                                                                  ---------------      ---------------

     End of year (including distributions in excess of net investment income of ($209,391) and undistributed net investment income
        of $952,811, respectively)..............................................  $   141,716,523      $   142,145,052
                                                                                  ===============      ===============

-------------
(1) Includes income earned, but not paid out, in prior fiscal year.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
----------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.



                                                                                  YEAR ENDED NOVEMBER 30,
                                                                  ------------------------------------------------------------------
                                                                     2005        2004         2003        2002         2001
                                                                  ---------    --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............................   $   12.27    $  12.59     $  10.78    $  11.60     $  10.68
                                                                  ---------    --------     --------    --------     --------
INVESTMENT OPERATIONS:
Net investment income..........................................        0.96        0.98         1.02        1.07         1.10
Net realized and unrealized gain/(loss) on investments.........       (0.01)      (0.27)        1.85       (0.87)        0.89
DISTRIBUTIONS TO MMP(R)* SHAREHOLDERS:
From net investment income.....................................       (0.17)      (0.09)       (0.08)      (0.11)       (0.25)
                                                                  ---------    --------     --------    --------     --------
Total from investment operations...............................        0.78        0.62         2.79        0.09         1.74
                                                                  ---------    --------     --------    --------     --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income.....................................       (0.91)      (0.94)       (0.98)      (0.91)       (0.82)
                                                                  ---------    --------     --------    --------     --------
Total distributions to Common Shareholders.....................       (0.91)      (0.94)       (0.98)      (0.91)       (0.82)
                                                                  ---------    --------     --------    --------     --------
Net asset value, end of year...................................   $   12.14    $  12.27     $  12.59    $  10.78     $  11.60
                                                                  =========    ========     ========    ========     ========
Market value, end of year......................................   $   11.53    $  13.53     $  13.51    $  11.72     $  11.27
                                                                  =========    ========     ========    ========     ========
Total investment return based on net asset value**.............       6.36%       4.68%       26.57%       0.63%       16.97%
                                                                  =========    ========     ========    ========     ========
Total investment return based on market value**................      (8.40%)      7.57%       24.92%      12.61%       26.95%
                                                                  =========    ========     ========    ========     ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of year (in 000's)..................   $ 141,717    $142,145     $144,303    $122,258     $129,792
     Operating expenses........................................        1.53%       1.52%        1.54%       1.56%        1.61%
     Net investment income + ..................................        6.30%       7.11%        7.85%       8.67%        7.63%
-----------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate...................................          57%         28%          28%         29%          41%
     Total net assets available to Common and Preferred Stock,
        end of year (in 000's) ................................   $ 211,717    $212,145     $214,411    $192,361     $200,228
     Ratio of operating expenses to total average net assets
        available to Common and Preferred Stock ..................     1.03%       1.03%        1.02%       1.00%        1.03%

   * Money Market Cumulative Preferred(TM) Stock.
  ** Assumes  reinvestment of  distributions at the price obtained by the Fund's
     Dividend Reinvestment and Cash Purchase Plan.
   + The net  investment  income ratios reflect income net of operating expenses and  payments  to MMP(R)* Shareholders.
  ++ Information presented  under  heading  Supplemental  Data includes MMP(R)*.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                       PER SHARE OF COMMON STOCK
                                                --------------------------------



                                                                      TOTAL                                 DIVIDEND
                                                                    DIVIDENDS  NET ASSET      NYSE        REINVESTMENT
                                                                      PAID       VALUE    CLOSING PRICE     PRICE (1)
                                                                    ---------  ---------  -------------   ------------
December 31, 2004 - EXTRA........................................   $0.0450    $12.58         $13.50       $12.83
December 31, 2004................................................    0.0755     12.58          13.50        12.83
January 31, 2005.................................................    0.0755     12.78          13.59        12.91
February 28, 2005................................................    0.0755     12.74          13.85        13.16
March 31, 2005...................................................    0.0755     12.65          11.91        12.39
April 30, 2005...................................................    0.0705     12.75          12.50        12.67
May 31, 2005.....................................................    0.0705     12.78          12.92        12.78
June 30, 2005....................................................    0.0705     12.69          12.88        12.69
July 31, 2005....................................................    0.0705     12.42          13.25        12.59
August 31, 2005..................................................    0.0705     12.66          13.50        12.83
September 30, 2005...............................................    0.0705     12.28          12.95        12.30
October 31, 2005.................................................    0.0705     12.10          11.41        11.81
November 30, 2005................................................    0.0705     12.14          11.53        11.78

-------------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.


    The accompanying notes are an integral part of the financial statements.

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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
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      The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.


                                                                           INVOLUNTARY                AVERAGE
                                                       ASSET               LIQUIDATING                 MARKET
                            TOTAL SHARES              COVERAGE             PREFERENCE                   VALUE
         DATE              OUTSTANDING (1)          PER SHARE (2)         PER SHARE (3)           PER SHARE (1) & (3)
    --------------        ----------------          -------------         -------------           -------------------
      11/30/05                 700                    $302,788               $100,000                  $100,000
      11/30/04                 700                     303,137                100,000                   100,000
      11/30/03                 700                     306,301                100,000                   100,000
      11/30/02                 700                     274,802                100,000                   100,000
      11/30/01                 700                     286,040                100,000                   100,000
      11/30/00                 700                     270,952                100,000                   100,000
      11/30/99                 700                     284,371                100,000                   100,000

-----------
(1) See note 6.
(2) Calculated   by  subtracting  the Fund's total  liabilities  (excluding  the
    MMP(R)) from the Fund's total assets and dividinG that amount by the number of MMP(R) shares outstanding.
(3) Excludes accumulated undeclared dividends.

    The accompanying notes are an integral part of the financial statements.

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS
              ------------------------------------------------------------------



1.   ORGANIZATION

     Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on December 10, 1991, and commenced operations on February 13, 1992 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock ("MMP(R)").

     Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on certain fixed income securities.

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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              ------------------------------------------------------------------

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to MMP(R) Shareholders, during 2005 and 2004 was as follows:


                    DISTRIBUTIONS PAID IN FISCAL YEAR 2005        DISTRIBUTIONS PAID IN FISCAL YEAR 2004
                    --------------------------------------        --------------------------------------
                    ORDINARY INCOME    LONG-TERM CAPITAL GAINS     ORDINARY INCOME    LONG-TERM CAPITAL GAINS
                    ---------------    -----------------------     ---------------    -----------------------
Common                $10,602,545                 $0                 $10,790,181              $0
Preferred              $1,937,548                 $0                  $1,029,065              $0



     As of November 30, 2005, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock Shareholders, on a tax basis, were as follows:


                                     UNDISTRIBUTED               UNDISTRIBUTED              NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD         ORDINARY INCOME             LONG-TERM GAIN        APPRECIATION/(DEPRECIATION)
---------------------------         ---------------             --------------        --------------------------
          ($5,431,581)                    $222,609                    $0                     $12,208,984

     At November 30, 2005, the composition of the Fund's $5,431,581 accumulated realized capital losses was $2,297,260, $982,343, $1,457,692 and $694,286 in
2000, 2001, 2002 and 2004, respectively. These losses may be carried forward and offset against any future capital gains through 2008, 2009, 2010 and 2012, respectively.

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2005, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2005. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

                              UNDISTRIBUTED             ACCUMULATED NET REALIZED
PAID-IN CAPITAL          NET INVESTMENT INCOME            GAIN ON INVESTMENTS
---------------          ---------------------            -------------------
    ($44,074)                   $232,840                       ($188,766)

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1)

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------

98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $17,000 of Federal excise taxes attributable to calendar year 2005. During the fiscal year which ended on November 30, 2005, the Fund paid $43,594 of Federal excise taxes attributable to calendar year 2004.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock up to $100 million and 0.50% of the value of the Fund's average monthly total net assets available to Common and Preferred Stock in excess of $100 million.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% on the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services through November 30, 2005, the Fund paid PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.01% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, 0.005% of the next $500 million of the Fund's average weekly net assets attributable to Common Stock and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $1 billion, plus certain out of pocket expenses. Effective December 1, 2005, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million. For the purpose of calculating such fee, the Fund's average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, and accumulated dividends, if any, on Preferred Stock. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              ------------------------------------------------------------------

the Fund's  average  weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     On October 21, 2005, the Board of Directors accepted the resignation of Peter C. Stimes as Chief Compliance Officer ("CCO") and Vice President of the Fund and elected Chad C. Conwell as the new CCO. The Fund currently pays the Adviser a fee of $37,500 per annum for CCO services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended  November 30, 2005,  the cost of purchases  and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$119,950,344 and $125,752,819, respectively.

     At November 30, 2005, the aggregate cost of securities for federal income tax purposes was $198,501,069, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $17,088,228 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,879,244.

5.   COMMON STOCK

     At November 30, 2005, 240,000,000 shares of $0.01 par value Common Stock were authorized.


     Common Stock transactions were as follows:
                                                                             YEAR ENDED                     YEAR ENDED
                                                                               11/30/05                      11/30/04
                                                                       ------------------------     -----------------------
                                                                        SHARES         AMOUNT       SHARES        AMOUNT
                                                                       --------      ----------     ------      ----------
Shares issued under the Dividend Reinvestment and Cash Purchase Plan     90,012      $1,150,181     125,523     $1,637,955
                                                                       --------      ----------     -------     ----------

6.   MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK (MMP(R))

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The MMP(R) is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraginG tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of MMP(R) are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the MMP(R). If the Fund fails to meet thesE requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, MMP(R) at a redemptioN price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the

--------------------------------------------------------------------------------
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------

foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the MMP(R), thE Fund is required to make additional distributions to MMP(R) Shareholders or to pay a higher dividend rate in amounts needed tO provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the MMP(R) is generally held every 49 days. Existing MMP(R) Shareholders may submit an order to hold, bid OR sell such shares at par value on each auction date. MMP(R) Shareholders may also trade shares in the secondary market, if any, between auction dates.

     At November 30, 2005, 700 shares of MMP(R) were outstanding at the annualized rate of 3.00%. The dividend rate, as set bY the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD") and fully taxable ("hybrid") preferred securities. Under normal markets conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its assets in securities issued by companies in the utility industry and a significant percentage, but no more than 25% of its assets, in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in either case at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

--------------------------------------------------------------------------------
              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              ------------------------------------------------------------------

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions and certain credit derivative transactions including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.   SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. There were no securities lent as of November 30, 2005 or during the year then ended.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholders
     Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, as of November 30, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, as of November 30, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.







/S/KPMG LLP
KPMG LLP
Boston, Massachusetts

January 20, 2006

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                           Flaherty & Crumrine Preferred Income Opportunity Fund
                                       SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
                                       -----------------------------------------

     Distributions to Common Stock and MMP(R) are characterized as follows for purposes of Federal income taxes (as a percentagE of total distributions):

     FISCAL YEAR 2005
     ----------------
                                                INDIVIDUAL                         CORPORATION
                                                ----------                         -----------
                                                       ORDINARY                           ORDINARY
                                           QDI          INCOME               DRD           INCOME
                                           ---          ------               ---           ------
     MMP(R)                               87.09%        12.91%              85.24%          14.76%
     Common Stock                         87.09%        12.91%              85.24%          14.76%


     CALENDAR YEAR 2005
     ------------------

                                                INDIVIDUAL                         CORPORATION
                                                ----------                         -----------
                                                       ORDINARY                           ORDINARY
                                           QDI          INCOME               DRD           INCOME
                                           ---          ------               ---           ------
     MMP(R)                               87.09%        12.91%              85.24%          14.76%
     Common Stock                         86.57%        13.43%              84.66%          15.34%


     For individual investors, a portion of the distributions consisted of Qualified Dividend Income ("QDI") eligible for the maximum 15% personal tax rate.

     For corporate investors, a portion of the distributions consisted of income eligible for the inter-corporate Dividends Received Deduction ("DRD").

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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2005, $1,151 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
              ------------------------------------------------------------------

dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by PFPC Inc. under the Plan.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc., or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 17, 2005. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.PREFERREDINCOME.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

         The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2005. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

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PORTFOLIO MANAGEMENT TEAM

         In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. Effective as of November 30, 2005, Peter C. Stimes ceased being involved in managing the day-to-day operations of the Fund. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report beginning on page 33.

CERTIFICATIONS

         Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified to the New York Stock Exchange that, as of May 18, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the 1940 Act.

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INFORMATION ABOUT FUND DIRECTORS AND OFFICERS
         The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                     PRINCIPAL      NUMBER OF FUNDS
                                             TERM OF OFFICE        OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)        AND LENGTH OF         DURING PAST        OVERSEEN               OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND        TIME SERVED*         FIVE YEARS        BY DIRECTOR               HELD BY DIRECTOR
-------                  --------------        ------------         ----------        -----------               ----------------
NON-INTERESTED
DIRECTORS:
----------

DAVID GALE                 Director        Class I Director     President & CEO of         4               Metromedia International
Delta Dividend Group, Inc.                since January 1997    Delta Dividend                             Group, Inc.
220 Montgomery Street                                           Group, Inc. (investments).                 (telecommunications).
Suite 426                                                                                                  Flaherty & Crumrine
San Francisco, CA 94104                                                                                    Preferred Income Fund,
Age: 56                                                                                                    Flaherty & Crumrine/
                                                                                                           Claymore Preferred
                                                                                                           Securities Income Fund
                                                                                                           and Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund.

MORGAN GUST                Director        Class III Director   President of Giant         4               Flaherty & Crumrine
Giant Industries, Inc.                    since February 1992   Industries, Inc. (petroleum                Preferred Income Fund,
23733 N. Scottsdale Road                                        refining and marketing) since              Flaherty & Crumrine/
Scottsdale, AZ 85255                                            March 2002, and for more                   Claymore Preferred
Age: 58                                                         than five years prior thereto,             Securities Income Fund
                                                                Executive Vice President,                  and Flaherty & Crumrine/
                                                                and various other Vice                     Claymore Total Return
                                                                President positions at                     Fund.
                                                                Giant Industries, Inc.
-----------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors  elected to such class serve for a three year term.  The three year term for each class expires as follows:
                                 CLASS I DIRECTOR  - three year term  expires at
                                 the Fund's 2006 Annual Meeting of Shareholders;
                                 director  may  continue  in  office  until  his
                                 successor is duly elected and qualified.  CLASS
                                 II  DIRECTORS - three year term  expires at the
                                 Fund's  2007  Annual  Meeting of  Shareholders;
                                 directors  may  continue in office  until their
                                 successors  are  duly  elected  and  qualified.
                                 CLASS III  DIRECTORS - three year term  expires
                                 at  the   Fund's   2008   Annual   Meeting   of
                                 Shareholders;  directors may continue in office
                                 until  their  successors  are duly  elected and
                                 qualified.

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                                                                     PRINCIPAL      NUMBER OF FUNDS
                                             TERM OF OFFICE        OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)        AND LENGTH OF         DURING PAST        OVERSEEN               OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND        TIME SERVED*         FIVE YEARS        BY DIRECTOR               HELD BY DIRECTOR
-------                  --------------        ------------         ----------        -----------               ----------------
NON-INTERESTED
DIRECTORS:
----------

KAREN H. HOGAN+            Director        Class III Director   Retired; Community         4               Flaherty & Crumrine
301 E. Colorado Boulevard                 since April 2005      Volunteer; from September                  Preferred Income Fund,
Suite 720                                                       1985 to January 1997,                      Flaherty & Crumrine/
Pasadena, CA 91101                                              Senior Vice President of                   Claymore Preferred
Age: 44                                                         Preferred Stock Origination                Securities Income Fund
                                                                at Lehman Brothers and                     and Flaherty & Crumrine/
                                                                previously, Vice President of              Claymore Total Return
                                                                New Product Development.                   Fund.

ROBERT F. WULF             Director        Class II Director    Financial Consultant;      4               Flaherty & Crumrine
3560 Deerfield Drive South                since February 1992   Trustee, University of                     Preferred Income Fund,
Salem, OR 97302                                                 Oregon Foundation;                         Flaherty & Crumrine/
Age: 68                                                         Trustee, San Francisco                     Claymore Preferred
                                                                Theological Seminary.                      Securities Income Fund
                                                                                                           and Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund.

* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors  elected to such class serve for a three year term.  The three year term for each class expires as follows:
                                 CLASS I DIRECTOR  - three year term  expires at
                                 the Fund's 2006 Annual Meeting of Shareholders;
                                 director  may  continue  in  office  until  his
                                 successor is duly elected and qualified.  CLASS
                                 II  DIRECTORS - three year term  expires at the
                                 Fund's  2007  Annual  Meeting of  Shareholders;
                                 directors  may  continue in office  until their
                                 successors  are  duly  elected  and  qualified.
                                 CLASS III  DIRECTORS - three year term  expires
                                 at  the   Fund's   2008   Annual   Meeting   of
                                 Shareholders;  directors may continue in office
                                 until  their  successors  are duly  elected and
                                 qualified.


+ As a  Director,  represents  holders  of shares  of the  Fund's  Money  Market
Cumulative Preferred(TM) Stock.

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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                                                                     PRINCIPAL      NUMBER OF FUNDS
                                             TERM OF OFFICE        OCCUPATION(S)    IN FUND COMPLEX
NAME, ADDRESS,             POSITION(S)        AND LENGTH OF         DURING PAST        OVERSEEN               OTHER DIRECTORSHIPS
AND AGE                  HELD WITH FUND        TIME SERVED*         FIVE YEARS        BY DIRECTOR               HELD BY DIRECTOR
-------                  --------------        ------------         ----------        -----------               ----------------
INTERESTED
DIRECTOR:
---------

DONALD F. CRUMRINE+, ++    Director,       Class II Director    Chairman of the Board      4               Flaherty & Crumrine
301 E. Colorado Boulevard   Chairman      since February 1992   and Director of Flaherty &                 Preferred Income Fund,
Suite 720                 of the Board                          Crumrine Incorporated.                     Flaherty & Crumrine/
Pasadena, CA 91101         and Chief                                                                       Claymore Preferred
Age: 58                 Executive Officer                                                                  Securities Income Fund
                                                                                                           and Flaherty & Crumrine/
                                                                                                           Claymore Total Return
                                                                                                           Fund.

* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors  elected to such class serve for a three year term.  The three year term for each class expires as follows:
                                 CLASS I DIRECTOR  - three year term  expires at
                                 the Fund's 2006 Annual Meeting of Shareholders;
                                 director  may  continue  in  office  until  his
                                 successor is duly elected and qualified.  CLASS
                                 II  DIRECTORS - three year term  expires at the
                                 Fund's  2007  Annual  Meeting of  Shareholders;
                                 directors  may  continue in office  until their
                                 successors  are  duly  elected  and  qualified.
                                 CLASS III  DIRECTORS - three year term  expires
                                 at  the   Fund's   2008   Annual   Meeting   of
                                 Shareholders;  directors may continue in office
                                 until  their  successors  are duly  elected and
                                 qualified.

+ As a  Director,  represents  holders  of shares  of the  Fund's  Money  Market
Cumulative Preferred(TM) Stock.
++ "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated which acts as the Fund's investment adviser.

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Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
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                                                                     PRINCIPAL
                                             TERM OF OFFICE        OCCUPATION(S)
NAME, ADDRESS,             POSITION(S)        AND LENGTH OF         DURING PAST
AND AGE                  HELD WITH FUND        TIME SERVED*         FIVE YEARS
-------                  --------------        ------------         ----------
OFFICERS:
---------

ROBERT M. ETTINGER             President          Since                President and Director of Flaherty &
301 E. Colorado Boulevard                      October 2002            Crumrine Incorporated.
Suite 720
Pasadena, CA 91101
Age: 47

R. ERIC CHADWICK             Chief Financial       Since               Vice President of Flaherty & Crumrine
301 E. Colorado Boulevard      Officer, Vice   October 2002            Incorporated since August 2001, and
Suite 720                        President                             portfolio manager of Flaherty & Crumrine
Pasadena, CA 91101             and Treasurer                           Incorporated.
Age: 30

CHAD C. CONWELL              Chief Compliance      Since               Chief Compliance Officer of Flaherty &
301 E. Colorado Boulevard      Officer, Vice     July 2005             Crumrine Incorporated since September
Suite 720                      President and                           2005; since July 2005, Vice President of
Pasadena, CA 91101               Secretary                             Flaherty & Crumrine Incorporated; from
Age: 33                                                                September 1998 through June 2005,
                                                                       Attorney with Paul, Hastings, Janofsky
                                                                       & Walker LLP.

BRADFORD S. STONE             Vice President       Since               Vice President of Flaherty & Crumrine
392 Springfield Avenue         and Assistant     July 2003             Incorporated since May 2003; from June
Mezzanine Suite                  Treasurer                             2001 to April 2003, Director of U.S. Market
Summit, NJ 07901                                                       Strategy at Barclays Capital; from February
Age: 46                                                                1987 to June 2001 Vice President of Goldman,
                                                                       Sachs & Company as Director of U.S. Interest
                                                                       Rate Strategy and, previously, Vice President
                                                                       of Interest Rate Product Sales.

CHRISTOPHER D. RYAN           Vice President       Since               Vice President of Flaherty & Crumrine
301 E. Colorado Boulevard                        April 2005            Incorporated since February 2004;
Suite 720                                                              October 2002 to February 2004, Product
Pasadena, CA 91101                                                     Analyst of Flaherty & Crumrine Incorporated.
Age: 38                                                                From 1999 to 2002 graduate student.

LAURIE C. LODOLO                 Assistant         Since               Assistant Compliance Officer of Flaherty &
301 E. Colorado Boulevard       Compliance       July 2004             Crumrine Incorporated since August 2004;
Suite 720                   Officer, Assistant                         since February 2004, Secretary of Flaherty
Pasadena, CA 91101            Treasurer and                            & Crumrine Incorporated; Account
Age: 42                     Assistant Secretary                        Administrator of Flaherty & Crumrine
                                                                       Incorporated.

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              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
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AMENDMENTS TO CHARTER AND BYLAWS

     In addition to the changes to the Fund's Charter that were approved by Shareholders at the April 21, 2005 Annual Meeting of Shareholders, the Board of Directors approved Articles Supplementary to the Fund's Charter and Amended and Restated Bylaws ("Bylaws") at its April 21, 2005 meeting. Among the changes reflected in the Fund's Bylaws are a bylaw amendment and related Articles Supplementary reflecting the Board's determination to opt in to certain provisions of the Maryland Unsolicited Takeover Act. Such action provides that
(1) the number of directors can be fixed only by the Board and (2) a director elected by the Board to fill a Board vacancy holds office until the end of the term of the class to which the director has been elected (rather than until the next annual meeting).

     At its April 21, 2005 Board meeting, the Board also approved an amendment to the Bylaws to reserve exclusively to the directors the power to amend the by-laws, which previously could be amended by either the directors or the holders of a majority of the outstanding shares of the Fund. This change enhances the Board's ability to control Fund operations, including the manner in which shareholder meetings are conducted and the procedure for setting the agenda for those meetings, as well as the Board nomination process and the vote required to remove a director. At the same meeting, the Board also approved an amendment to the Bylaws to clarify certain aspects of the calling of a Special Meeting of Shareholders. Specifically, such Bylaw amendment clarifies that if a shareholder or group of shareholders has requested and paid for a Special Meeting of Shareholders, another Shareholder cannot add an additional proposal to the proxy statement for that meeting.

     The Board determined that the changes to the Bylaws and related Articles Supplementary provide the Fund with certain additional protections in the case of a hostile takeover bid to gain control of the Fund and change the objective to the detriment of long-term shareholders. However, the Board is aware of no such hostile takeover bid at the present time.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
        Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
        Chief Executive Officer
   Robert M. Ettinger, CFA
        President
   R. Eric Chadwick,  CFA
        Chief Financial  Officer,
        Vice President and Treasurer
   Chad C. Conwell
        Chief Compliance Officer,
        Vice President and Secretary
   Bradford S. Stone
        Vice President and
        Assistant  Treasurer
   Christopher D. Ryan, CFA
        Vice President
   Laurie C. Lodolo
        Assistant Compliance Officer,
        Assistant  Treasurer and
        Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS  CONCERNING  YOUR  SHARES OF  FLAHERTY  &
        CRUMRINE  PREFERRED  INCOME OPPORTUNITY FUND?

  o If your shares are held in a Brokerage Account, contact your Broker.

  o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
              PFPC Inc.
              P.O. Box 43027
              Providence, RI  02940-3027
              1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


[GRAPHIC OMITTED]
LIGHTHOUSE GRAPHIC


                              FLAHERTY & CRUMRINE


                                PREFERRED INCOME
                                OPPORTUNITY FUND


                                     ANNUAL
                                     REPORT


                                NOVEMBER 30, 2005




                        web site: www.preferredincome.com




ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,500 for 2005 and $34,500 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,400 for 2005 and $6,000 for 2004.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $12,100 for 2005 and $11,200 for 2004. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

  (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds"      Flaherty & Crumrine Preferred Income Fund
                                    Flaherty & Crumrine Preferred Income
                                    Opportunity Fund
                                    Flaherty & Crumrine/Claymore Preferred
                                    Securities Income Fund
                                    Flaherty & Crumrine/Claymore Total Return
                                    Fund

As sub-adviser
to the "Canadian Funds"             Flaherty & Crumrine Investment Grade Fixed
                                    Income Fund
                                    Flaherty & Crumrine Investment Grade
                                    Preferred Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

By (Signature and Title)* /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 27, 2006
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 27, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                         -------------------------------------------------------
                         R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
                         (principal financial officer)

Date              JANUARY 27, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.